UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 11, 2006 (December 6, 2006)

Endo Pharmaceuticals Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15989	13-4022871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Endo Boulevard, Chadds Ford, PA	19317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (610) 558-9800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 6, 2006, the Registrant announced the appointment of Charles A. Rowland, Jr., age 48, as Executive Vice President, Chief Financial Officer and Treasurer, effective immediately. Mr. Rowland has more than 20 years of pharmaceutical industry experience, including senior-level positions at Pharmacia Corp., Novartis, Bristol-Myers Squibb and most recently as Senior Vice President and CFO of Biovail Pharmaceuticals, Inc., a specialty pharmaceutical company. In his new role, Mr. Rowland will be responsible for all aspects of Endo's financial and accounting operations, as well as corporate communications. In connection with Mr. Rowland’s appointment, the Registrant and Endo Pharmaceuticals Inc. (together “the Company”), a wholly owned subsidiary of the Registrant, have entered into an Employment Agreement with Mr. Rowland. The term of the Employment Agreement will end on December 31, 2007, with automatic one-year renewals, unless either the Company or Mr. Rowland elects not to renew the Employment Agreement. Under the Employment Agreement, Mr. Rowland will receive an annual salary of $450,000, subject to at least annual increases, upon the recommendation of the Chief Executive Officer, at the sole discretion of the Compensation Committee of the Board of Directors. Mr. Rowland will be paid incentive compensation of $225,000 for his performance in 2006, and, thereafter, shall be eligible to earn as additional compensation for the services to be rendered, an amount equal to fifty percent (50%) of his annual salary for such fiscal year (or such lesser (including zero) or greater (not to exceed two hundred) percent of his salary for such fiscal year as is recommended in good faith to the Compensation Committee by the Chief Executive Officer of the Company and approved by the Compensation Committee) if the Company achieves certain performance targets set by the Compensation Committee for such fiscal year. The Company has granted to Mr. Rowland, upon the commencement of his employment with the Company, (i) 100,000 stock options and (ii) in lieu of a 2007 option grant, additional stock options valued at $250,000, with all such options valued with reference to the closing market price on December 6, 2006. The stock options will be issued under the Company's 2004 Stock Incentive Plan, and will vest ratably over a four-year period, one-fourth per year on each of the first four anniversaries of the grant date, provided Mr. Rowland remains employed by the Company. In future years, Mr. Rowland shall be eligible to earn as additional compensation for the services to be rendered pursuant to the employment agreement, long-term equity incentives in an amount equal up to one hundred fifty (150%) of his annual salary for such fiscal year (or such lesser (including zero) percent of his salary for such fiscal year as is recommended in good faith to the Compensation Committee by the Chief Executive Officer of the Company and approved by the Compensation Committee). The Company will provide Mr. Rowland with a relocation allowance of up to $75,000 to cover documented and reasonable moving expenses that are incurred within twelve (12) months of December 6, 2006, and an additional sum of $75,000 to cover any realtor’s fees incurred by Mr. Rowland in connection with his relocation to the Chadds Ford, Pennsylvania area shall be paid by the Company. Mr. Rowland shall also be eligible for temporary living expense reimbursement, to be pre-approved by the Company, for up to twelve (12) months after December 6, 2006. All such sums must be repaid to the Company in the event Mr. Rowland voluntarily terminates his employment within eighteen (18) months of December 6, 2006. Among other perquisites, Mr. Rowland will be entitled to use of an automobile, and a replacement thereof, mutually acceptable to Mr. Rowland and the Company, at least every three (3) fiscal years during the employment term.

On December 6, 2006, the Company also entered into an employment agreement with Joyce N. LaViscount as Chief Accounting Officer. As previously announced on August 9, 2006, the Registrant had appointed Joyce N. LaViscount, the former vice president of financial analysis and planning, as chief accounting officer pursuant to regulatory requirements. The term of the Employment Agreement will end on December 31, 2007, with automatic one-year renewals, unless either the Company or Ms. LaViscount elects not to renew the Employment Agreement. Under the Employment Agreement, Ms. LaViscount will receive an annual salary of $275,000, subject to at least annual increases, upon the recommendation of the Chief Financial Officer, at the sole discretion of the Compensation Committee of the Board of Directors. Ms. LaViscount shall be eligible to earn as additional compensation for the services to be rendered, an amount equal to thirty percent (30%) of her annual salary for such fiscal year (or such lesser (including zero) or greater (not to exceed two hundred) percent of her salary for such fiscal year as is recommended in good faith to the Compensation Committee by the Chief Executive Officer of the Company and approved by the Compensation Committee) if the Company achieves certain performance targets set by the Compensation Committee for such fiscal year. Ms. LaViscount shall be eligible to earn as additional compensation for the services to be rendered pursuant to the employment agreement, long-term equity incentives in an amount equal up to sixty (60%) of her annual salary for such fiscal year (or such lesser (including zero) percent of her salary for such fiscal year as is recommended in good faith to the Compensation Committee by the Chief Executive Officer of the Company and approved by the Compensation Committee) Among other perquisites, Ms. LaViscount will be entitled to use of an automobile, and a replacement thereof, mutually acceptable to Ms. LaViscount and the Company, at least every three (3) fiscal years during the employment term.

Copies of these employment agreements are filed herewith as Exhibits 10.26 and 10.27 and are incorporated herein by reference.

A copy of the press release, announcing the appointment of Mr. Rowland, is also filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits.

Exhibit Number	Description
10.26	Employment Agreement, dated as of December 6, 2006, by and between the Company and Charles A. Rowland, Jr.

10.27	Employment Agreement, dated as of December 6, 2006, by and between the Company and Joyce N. LaViscount

99.1	Press Release of Endo Pharmaceuticals Holdings Inc. dated December 6, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC.
(Registrant)

By:	/s/ CAROLINE B. MANOGUE
Name:	Caroline B. Manogue
Title:	Executive Vice President, Chief Legal Officer & Secretary

Dated: December 11, 2006

INDEX TO EXHIBITS

Exhibit No.	Description
10.26	Employment Agreement, dated as of December 6, 2006, by and between the Company and Charles A. Rowland, Jr.

10.27	Employment Agreement, dated as of December 6, 2006, by and between the Company and Joyce N. LaViscount

99.1	Press Release of Endo Pharmaceuticals Holdings Inc. dated December 6, 2006